Restaurant Acquisition Partners, Inc.

OTC: RAQP.OB

Acquisition of

OREGANO'S

PIZZA BISTRO

Your Neighborhood Pizza Joint

August 2008

Safe Harbor

The attached slide show was filed with the Securities Exchange Commission as part of the Form 8-K by Restaurant Acquisition Partners, Inc. ("Restaurant Acquisitions") on September 4, 2008. Restaurant Acquisitions is holding presentations for certain stockholders, as well as other persons who might be interested in purchasing Restaurant Acquisition's securities, regarding its proposed merger with Oregano's Pizza Bistro, Inc. ("Oregano's), as described in the Form 8-K filed on June 24, 2008. The attached slide show as well as the presentation will be distributed to attendees of these presentations.

A financial advisor is assisting Restaurant Acquisition in these efforts, without charge, other than the reimbursement of its out-of-pocket expenses. The financial advisor, Restaurant Acquisition, Oregano's and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of the Restaurant Acquisition Stockholders to be held to approve the merger.

Stockholders of Restaurant Acquisition and other interested persons are advised to read Restaurant Acquisition's preliminary Proxy Statement, filed with the SEC on August __, 2008, as well as Restaurant Acquisition's definitive Proxy Statement, when available, in connection with Restaurant Acquisition's solicitation of proxies for the special meeting because the Proxy Statements will contain important information. Such persons can also read Restaurant Acquisition's final Prospectus dated December 19, 2006 for a description of the security holdings of Restaurant Acquisition's officers and directors and their respective interests in the successful consummation of this merger. The definitive Proxy Statement will be mailed to stockholders as of a record date to be established for voting on the merger. Stockholders will also be able to obtain a copy of the definitive Proxy Statement, without charge, by directing a request to: Restaurant Acquisition Partners, Inc., 5950 Hazeltine National Drive, Suite 290, Orlando, FL 32822. The preliminary Proxy Statement and the definitive Proxy Statement, once available, may also be obtained, without charge, at the Securities and Exchange Commission's internet site (http://www.sec.gov).

ORegaNo's

RAP Overview

- Restaurant Acquisition Partners, Inc. ("RAP") (OTC: RAQP.OB) is a publicly traded SPAC.
- RAP raised $20.0 million in gross proceeds in an initial public offering on December 15, 2006 (3.3 million units at $6.00 per unit). Units consisted of one (1) share and two (2) warrants (strike price $4.50).
- RAP management invested $960,000 (1.5 million warrants at $0.64 per warrant), representing 4.8% of capital raised.
- $19.5 million (97.7%) of offering proceeds held in trust.
- Announced proposed acquisition of Oregano's Pizza Bistro, Inc. and related real estate assets on June 19, 2008.

ORegaNo's

RAP Management

RAP management has nearly ninety years of combined experience in the restaurant/food service industry along with public company management experience, having led public offerings, major acquisitions and divestitures in the restaurant industry.

Clyde Culp – Executive Vice President and Chairman

- Caribbean Restaurant Concepts/CRC Licensing – Chairman and CEO, 2005 – Present
- Duke and King Holdings – Executive Chairman, 2005 – Present
- Annapolis Bancorp – Director, 2004 – Present
- Captain D's Restaurants – Director, 2001 – 2005; Chairman, 2004 – 2005
- Shoney's – Director, 2001 – 2005
- Long John Silver's – Chairman and CEO, 1993 - 1996
- Embassy Suites Hotels – CEO, 1990 – 1993
- Holiday Inn Hotels – Executive Vice President and COO, 1987 – 1990
- Davco Foods – Founder and CEO, 1975 – 1987
- Krystal Co. – Executive Vice President, 1970 – 1975; Director, 1975 – 1992
- Procter and Gamble – Brand Manager, 1966 – 1970

Christopher Thomas – President and CEO

- Pacific Restaurant Holdings – President and CEO, 2003 – 2007; Director, 2003 - Present
- Pacific Ocean Restaurants – CEO, 2001 – 2007
- California Restaurant Association – Director, 1994 – Present; Chairman, 2001-2002
- Planet Hollywood International – President, 2000 – 2001
- Sizzler USA – President and CEO, 1997 – 1999
- Sizzler International – CFO and EVP, 1984 – 1999

John Creed – Vice President and Secretary

- Pacific Restaurant Holdings – Chairman, 2005 - Present
- Chart House Enterprises – Chairman and CEO, 1968 – 1996. Restaurants included Chart House, Luther's Bar-B-Q, Islands Restaurants, Paradise Bakery and Cork 'n Cleaver
- Pacific Ocean Restaurants – Founder, 1996
- Diversifoods – President and COO, 1985

ORegaNo's

Oregano's Pizza Bistro, Inc. – Profile

- Oregano's Pizza Bistro specializes in Chicago-style thin-crust, pan and stuffed pizzas, along with unique pastas, sandwiches and salads.

- Initial location opened in Scottsdale, Arizona in 1993. Company currently has 8 locations in the state of Arizona serving 6,000 customers daily and four (4) new restaurants are currently in development in the Phoenix area.

- Revenue for the year ended 12/31/07 was $23,022,000 up 18% over 12/31/2006. Revenue for the 6-month period ended 6/30/08 was $12,127,900 up approximately 3.0% for the same period in 2007.

- Same store sales growth for 6/30/08 over the same period last year was 3.0%. Same store sales growth for the year ended 12/31/07 was 4.9% over 2006 and 2006 was 7.4% over 2005.

- Strong unit economics:
  - Each restaurant is profitable;
  - Average sales/restaurant: $2,878,000 (a/o 12/31/07);
  - Average sales per square foot: approximately $1,300 (a/o 12/31/07);
  - Average capitalized investment: $2,580,000;
  - Sales to investment: 1.16 to 1; and
  - Cash on cash returns: leveraged – 125%; unleveraged – 50%.

OREgaNo's

RAP Acquisition Criteria

Oregano's meets RAP's original acquisition criteria as per below

- Target valuation of $24-42 million. *(Oregano's valuation $27.9 million (including real estate)).*
- Revenue of $20-50 million. *(Oregano's annual revenue (Y/E 12/31/07) $23.0 million).*
- EBITDA up to $6 million. *(Oregano's Y/E 12/31/07 adjusted EBITDA $2.2 million).*
- Strong market positioning, customer appeal and marketability.
- Strong restaurant-level economics including margins and sales-to-investment ratio.
- Operating multiple locations. *(Oregano's operates 8 locations in Arizona).*
- Concept with local and regional success. *(Oregano's locations in Phoenix, Tucson and Flagstaff).*
- Expansion potential through Company operated units and/or franchised units.
- Combination with SPAC allows for further growth.

Acquisition Overview

All eight (8) restaurants are company-owned and operated and five (5) of the eight (8) are fee simple properties that are being acquired in this transaction, plus one (1) fee simple property currently being developed.

The transaction value of Oregano's is $27,971,000 [(1)]:

- $18,750,000 for the business equating to 5.4x projected EBITDA (including earn-out below) on 11 restaurants as follows;
  - $16,250,000 for the business equating to 6.5x pro forma EBITDA (estimated ttm on 8/31/08) of $2,500,000; and
  - $2,500,000 earn-out to be paid upon opening of three (3) new restaurants in early 2009, equating to approximately 2.5x projected EBITDA on these units.

- $9,221,000 for six (6) fee simple restaurant properties (calculated by using a standard sale leaseback methodology on 4.5% annual rent capitalized at 8.75%).

[(1)] Business and real estate to de delivered debt free.

OREgaNo's

Acquisition Financing

The purchase price will be funded as follows:

- $17,721,000 cash at closing;
- $7,750,000 in common stock to seller (representing 30% of total purchase price or 48% of enterprise price excluding real estate);
- $2,500,000 in cash or stock (at seller's option), paid after the third new restaurant opens in 2009.

Sources:

- Cash on hand: $17,721,000.
- Equity issued to seller: $7,750,000.
- Senior debt facility: $5,000,000 for working capital and growth purposes.

OReganNo's

The Story

- Mark S. Russell is Oregano's Founder and Chief Executive and opened the first Oregano's Pizza Bistro on November 18, 1993.

- Oregano's Pizza Bistro specializes in Chicago-style thin-crust, pan and stuffed pizzas, and unique recipes for pastas, sandwiches and salads delivered in carefully crafted surroundings with an Old Town Chicago neighborhood feel.

- Oregano's Pizza Bistro recipe for success:

  Unique Food
  - Generous portions with time tested unique family recipes at great value.
  - Staying ahead of trends such as whole grain crust, low-fat dishes and elimination of trans-fats two years ago.

  Exceptional Customer Service
  - Passionate culture of service and customer satisfaction.
  - Company philosophy: "If we don't take care of the customer, someone else will."
  - Hire for personality and train…and train.

  Authentic Environment
  - True 1940, 1950, and 1960's feel and spirit.
  - No reproductions…as for the food…it's real.
  - Eclectic décor which entertains all ages.

Oregano's

Restaurants

Since opening its initial location in Scottsdale, Arizona Oregano's has expanded to eight (8) locations around the state serving 6,000 customers daily.









Current Locations

Mesa
1130 S. Dobson Rd.
(480)962-0035

Old Town Scottsdale
3622 N. Scottsdale
(480)970-1860

Tempe
523 W. University Dr.
(480)858-0501

North Scottsdale
7215 E. Shea Blvd.
(480)348-0500

Flagstaff
605 Riordan Rd.
(928)773-8600

Tucson
4900 E. Speedway
(520)327-8955

New! Gilbert
328 N. Gilbert Rd.
(480)882-9336

Phoenix
1008 E.Camelback Rd.
(602)241-0707



Arizona
UTAH
COLORADO
NEVADA
CALIFORNIA
NEW MEXICO
MEXICO
PACIFIC
Grand Canyon National Park
Lake Mead
Hoover Dam
Flagstaff
Colorado Plateau
Petrified Forest N.P.
Kingman
Sedona
Cottonwood
Camp Verde
Prescott
Payson
Wickenburg
Winslow
Holbrook
St. Johns
Globe
Yuma
San Luis
Sonoran Desert
Tucson
Green Valley
Tombstone
Nogales
Douglas
Salton Sea
100 Miles
100 Kilometers

Restaurant Sales *(full year comp basis)*

($000's)

Location	2004	2005	2006	2007	2008E
Old Town (1,380 sq.ft/92 seats)	$2,303	$2,432	$2,393	$2,452	$2,527
Tempe (1,505 sq.ft/129 seats)	$2,785	$2,782	$2,931	$3,225	$3,317
Flagstaff (1,000 sq.ft/73 seats)	$1,564	$1,657	$1,733	$1,737	$1,777
Camelback (2,230 sq.ft/148 seats)	$2,619	$2,885	$3,135	$3,256	$3,350
Tucson (1,810 sq.ft/128 seats)	$2,084	$2,274	$2,482	$2,671	$2,749
Shea (2,500 sq.ft/138 seats)	-	$2,713	$3,231	$3,687	$3,861
Mesa (2,100 sq.ft/ 105 seats)	-	-	$2,672	$2,453	$2,455
Gilbert (5,000 sq.ft/160 seats)	-	-	-	$3,464	$3,551

- Average sales per sq. ft. (2007): $1,309.
- Average sales per seat (2007): $23,582.
- Every restaurant is profitable.
- Same store sales growth: 2008 (June YTD) 3.0%.
- Average Check: $12.00 *(lunch: $9.80/dinner: $13.00).*
- 2% price increase since January 2007.

ORegaNo's

Oregano's Potential

- Clear brand identity as a "Neighborhood Italian Bistro" that appeals to a broad demographic and provides great overall value.
- Proven service and customer satisfaction – won 11 categories of "Best of" in AZCentral.com "Best of 2008" Survey.
- Mark S. Russell is involved and will continue to deliver the "value equation" culture. Senior management averages 12 years with company and general management averages 7 years with company.
- Solid base with proven history of same-store sales growth.

Year	% Growth
2008 (June YTD)	3.0%
2007	4.9%
2006	7.4%
2005	5.0%
2004	10.2%

- Opportunity for 4x growth of Company-owned and operated stores within 3 years.
- Ability to begin franchising in 2009 with new restaurants to start opening in 2010.
- Potential for 100+ restaurants in five (5) years.

Oregano's

Unit Economics

- Concept works in multiple real estate platforms: end-cap; in-line; stand alone and conversion (sales/capitalized investment ratio for Oregano's newest location is 1.16:1.
- Very franchisable – RAP has received several multi-unit operator inquiries.
- Opportunity for 20-25 additional locations just in Arizona.
- Expect further growth of Company owned and franchised units in Southwestern U.S. markets.

($000's)	
New unit pro forma (1)	
Rent (at $45 sq./ft.)	$158
Average Improvements	$545
Equipment/POS/Signage	$285
Start-Up & Other	$170
Total Improvement Costs	$1,000
Financing (60% at 8% Interest)	$600
Equity Investment	$400
Unlevered Cash on Cash Return (2)	50%
Levered Cash on Cash Return (3)	124%
Sales: Capitalized Investment (4)	1.16 to 1

(1) For conversions, end-caps and in-line units and assumes :(a) 3,500 square foot location; (b) average annual sales of $3.0 million with 16.5% margin; and (c) cost of investment $0.5-$1.1 million. (2) Calculated using margin of 16.5% on sales of $3.0 million and a cash investment of $1.0 million. (3) Calculated using margin of 16.5% on sales of $3.0 million and a cash investment of $0.4 million. (4) Calculated using a rental cap rate of 10% for a total investment (including improvements) of $2.58 million.

Disciplined Real Estate Strategy



DEMOGRAPHIC MAP
METROPOLITAN PHOENIX ARIZONA
LEGEND
POPULATION DENSITY
TARGETED AREAS
TARGETED AREAS
TARGETED AREAS

Site selection criteria includes:

- Population of 50,000-100,000 with five percent (5%) growth in last ten (10) years;
- Population of 25,000 within five (5) miles;
- Daytime population of 5,000 within one (1) mile;
- Target age of 21-49 in family-based community;
- Target median income of $50,000;
- Target daily traffic of 20,000 vehicles; and
- Parking for ninety (90) vehicles.

Franchise Plan

Oregano's has excellent franchising potential:

- Attractive unit economics;
- Cash-on-cash returns higher than industry average;
- Unique positioning with neighborhood appeal;
- Applications in all potential real estate scenarios;
- Management, food and service systems in place as base for expansion;
- Existing interest from multi-unit restaurant operators.

Plan:

- Hire franchising sales executive upon closing;
- Execute targeted public relations program Q4 2008 (including participation on panels at various restaurant conferences);
- Begin franchise sales Q1 2009 after finalizing Franchising Disclosure Document (FDD);
- Sign up 2 "lead" franchisees in Q1 2009;

Restaurant Growth Plan

	2008	2009	2010	2011	2012	2013
Company Restaurants Open at Year End [1]	**8**	**13**	**21**	**31**	**45**	**63**
(in 000's)						
New Restaurant Cap Ex		$4,613	$7,454	$9,317	$13,044	$16,771
Maintenance Cap Ex		$120	$195	$315	$465	$675
Total		$4,733	$7,649	$9,632	$13,509	$17,446
Franchise Restaurants [2]						
Franchises Commitments	-	10	25	35	45	55
Franchise Openings	-	-	2	10	18	30
Franchises Open at Year End	-	-	**2**	**12**	**30**	**60**
Total Restaurants Open at Year End	**8**	**13**	**23**	**43**	**75**	**123**

[1] Company restaurant growth initiated in Arizona; [2] Assumes franchising program begins in 2009.

ORegaNo's

Balance Sheet – Oregano's

(in 000's)	Pro-Forma Post Acquisition (1)	2007	2006
Assets	(unaudited)	(unaudited)	(unaudited)
Current Assets	$5,223	$320	$342
Property and Equipment, net	$9,829	$3,338	$3,003
Other Assets	$19,111	$38	$38
Total Assets	**$34,163**	**$3,696**	**$3,383**
Liabilities			
Current Liabilities	$2,476	$4,939	$4,605
Deferred Income Taxes	$65	$65	$4
Long-Term Debt and Capital Leases	$5,000	$2,188	$1,896
Total Liabilities	**$7,451**	**$7,192**	**$6,545**
Common Stockholder's Equity			
Common Stock	$1	$100	$100
Additional Paid-In Capital	$26,472	-	-
Retained Earnings (Deficit)	$149	($3,596)	($3,262)
Shareholders Equity	$26,622	($3,496)	($3,162)
Total Liabilities and Shareholders Equity	**$34,163**	**$3,696**	**$3,383**

(1) Preliminary purchase price allocation subject to final valuation.

ORegaNo's

Income Statement – Oregano's

(in 000's)	Six-Month Period Ended 6/30/08	2007	2006
	(unaudited)	(unaudited)	(unaudited)
Revenues	$12,128	$23,022	$19,491
Costs and Expenses:			
Cost of Sales	($4,166)	($7,733)	($6,423)
Labor	($3,893)	($7,321)	($5,672)
Operating	($1,986)	($4,387)	($4,259)
Occupancy	($340)	($756)	($797)
General and Administrative	($997)	($2,031)	($2,288)
Total Costs and Expenses	($11,382)	($22,228)	($19,439)
EBITDA	**$746**	**$794**	**$52**
Interest and Other Income (Expense), Net	($449)	($804)	($2,001)
Depreciation and Amortization	($158)	($304)	($157)
Income before Provision For Income Taxes	$139	($314)	($2,106)
Benefit (Provision) for Income Taxes	$10	($21)	($3)
Net Income (Loss)	$149	($335)	($2,109)

Oregano's

Adjusted EBITDA

(in 000's)	
EBITDA – 2007	**$794**
Normalization of CEO Salary (1)	$464
Elimination of Employee (2)	$102
Adjustment Promotional Meals (3)	$405
Due Diligence & Transaction Fees - Abandoned Acquisition (4)	$228
Replacement of Cornerstone Finance (Credit Card Factor) (5)	$200
Pro Forma EBITDA – Private Company	**$2,193**
Post-Merger Adjustments:	
Elimination of Commissary	$486
Elimination of Equipment Lease Expense (6)	$111
Incremental Public Company G&A	($750)
Elimination of Real Property Rent for Fee Properties Acquired (7)	$414
Pro Forma EBITDA – Post Merger	**$2,454**

(1) Normalized from $750,000 to $300,000 per year; (2) Elimination of Pete Dumas (City Surf Maintenance); (3) Adjustment of promotional meals to appropriate levels; (4) Legal and accounting fees associated with abandoned acquisition; (5) Reduction in credit card processing fee through the replacement of Cornerstone Finance with Wells Fargo; (6) Equipment leases retired prior to closing; (7) Tempe: $146,000; Camelback: $147,000; Tucson: $121,000.

OReganO's

Projected – Income Statement

(in millions)	2008 (2)	2009	2010	2011	2012	2013
Sales: System-wide (1)	$23.6	$31.7	$54.0	$100.1	$187.0	$317.4
Sales: Company Owned Stores	23.6	31.7	52.5	80.5	126.9	187.0
Cost of Sales	8.0	10.6	17.7	26.8	42.1	61.7
Gross Profit	15.6	21.1	34.8	52.2	80.9	117.3
Labor Costs	7.2	9.4	15.5	23.3	36.3	52.8
Restaurant Operating Expenses	3.4	4.6	7.5	11.2	17.4	25.2
Occupancy	0.4	0.8	1.8	3.2	5.1	6.9
Pre-Opening Expenses	-	0.4	0.6	0.8	1.0	1.4
Franchise Income & Expense						
Royalties & Franchise Fees	-	-	0.2	1.5	3.9	8.0
Franchise Expense	-	0.1	0.1	0.7	1.7	3.2
Operating EBITDA	4.6	5.9	9.5	14.5	23.3	35.8
General & Administrative	2.4	2.9	4.2	5.3	6.8	8.9
EBITDA	$2.2	$3.0	$5.3	$9.2	$16.5	$26.9

(1) Includes Company owned restaurants and franchised restaurants; (2) Pro forma reflects full year on public company basis which includes $750,000 in public company costs.

Investment Considerations

- Oregano's has great potential:
  - Established concept poised for growth;
  - Significant loyal customer base; "cult values";
  - Experienced management (including base of talent available for growth);
  - Profitable and stable with same store sales growth;
  - Strong financial results;
  - Great unit economics;
  - Very franchisable – neighborhood appeal allows replication in many communities.

- RAP adds value:
  - Management team with combined 90 year history in the restaurant business;
  - Board and operating level public company management experience;
  - Significant franchising experience and resources;
  - Operations management expertise – real estate resources, implementation of expansion plan, new store opening procedures/training and brand marketing.

Oregano's

Restaurant Acquisition Partners, Inc.

OTC: RAQP.OB

Acquisition of

August 2008